UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): April  12, 2004


                        Telecommunication Products, Inc.
             (Exact name of Registrant as specified in its charter)


     Colorado                       0-11882                     4-0916299
(State  or  other           (Commission  File  Number)      (I.R.S.  Employer
jurisdiction  of                                         Identification  No.)
incorporation)


                        9171 Wilshire Boulevard, Suite B
                        Beverly Hills, California  90210
                    -----------------------------------------
               (Address of principal executive offices)(Zip Code)


        Registrant's telephone number, including area code: (310)281-2571

ITEM  5.   OTHER  EVENTS  AND  REG.  FD  DISCLOSURE

On April 12, 2004, through our wholly-owned subsidiary, we entered into a Marketing and Services Agreement with InnNovations Multimedia Systems Inc. to provide digital programming services.

EXHIBIT  INDEX

Number                          Exhibit  Description

10.1 Marketing and Services Agreement between the Registrant and InnNovations Multimedia Systems Inc. dated April 12, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TELECOMMUNICATION  PRODUCTS,  INC.



Date:  April  16,  2004                               /s/  Robert C. Russell
                                                ----------------------------
                                                  Name:  Robert  C.  Russell
                                                 Title:  Chief Executive Officer